UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 23, 2007
Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)	Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California94080
(Address of principal executive offices)(Zip Code)

(650) 583-3774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On May 23, 2007, Poniard Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the presentation of data from a Phase 2 trial of its drug candidate picoplatin at the 43rd Annual Meeting of the American Society of Clinical Oncology.  The Company also announced that two picoplatin abstracts, which include safety data from an ongoing Phase 1/2 study of picoplatin for the potential front-line treatment of colorectal cancer and from an ongoing Phase 1/2 study of picoplatin and docetaxel (Taxotere®) in chemotherapy-naïve patients with metastatic hormone-refractory prostate cancer, have been selected for publication in the 2007 ASCO Proceedings and will be available online through asco.org.

The press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release dated May 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.
Dated: May 23, 2007	By:	/s/ Anna Lewak Wight
Name: Anna Lewak Wight
Title: Vice President, Legal

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 23, 2007